Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

STATE OF NORTH CAROLINA

WAKE COUNTY

LEASE MODIFICATION AGREEMENT NO. 2

THIS LEASE MODIFICATION AGREEMENT NO. 2 (this “Agreement”) is made and entered into as of the 22d day of October, 2019, by and between Phoenix Limited Partnership of Raleigh, a Delaware limited partnership (“Landlord”), and Phreesia, Inc., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into the Lease Agreement dated December 9, 2016 (the “Original Lease”), pursuant to which Tenant leases Suite 1400 containing approximately 13,449 square feet of space (the “Leased Premises”) in the building known as Two Hannover Square and located at 434 Fayetteville Street, Raleigh, North Carolina 27601 (the “Building”); and

WHEREAS, Landlord and Tenant entered into Lease Modification Agreement No. 1 (“Amendment No. 1”), pursuant to which the Commencement Date was established (the Original Lease and Amendment No. 1 are incorporated here by reference and collectively referred to as the “Lease”); and

WHEREAS, Tenant wants to expand into 2,671 square feet of space on the fourteenth floor of the Building and extend the Term for one year, and Landlord and Tenant want to document the expansion and extension.

NOW, THEREFORE, Landlord and Tenant agree as follows:

1. Leased Premises. Effective as of the Expansion Space Commencement Date, Section 1.01 of the Lease (Leased Premises) and Subsection 2.01(b) of the Lease are amended to provide that the “Leased Premises” contain approximately 16,120 square feet, including the 2,671 square feet on the fourteenth floor (the “Expansion Space”), as shown on the attached Exhibit A. After the Expansion Space Commencement Date, the Leased Premises is as described on the attached Exhibit A-l which replaces Exhibit A-l in the Lease, and the Expansion Space will become part of Suite 1400.

2. Basic Lease Provisions. Section 2.01 of the Lease is amended as follows:

A.	Effective as of the Expansion Space Commencement Date, Subsection 2.01(b) of the Lease (Square Feet Area) is amended to be “16,120”.

B.	Base Rent. The Base Rent chart in Subsection 2.01(d) of the Lease is amended to be as follows: (see following page)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

Date(s)	Price Per Square Foot, per annum (rounded)	Square Feet	Annual (or for time period noted) Base Rent	Monthly Base Rent
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Tenant continues to be liable for Additional Rent in accordance with Article Four of the Lease.

C.	Term. Subsection 2.01(g) (Term) is amended to add one year to the Term.

D.	Expiration Date. Subsection 2.01(h) is amended to change the Expiration Date to August 31, 2023.

3. Commencement. Section 3.02 of the Lease (Commencement) is amended to add (c): The Expansion Space Commencement date is the date that the appropriate municipal agency inspects and approves Expansion Space for occupancy as is evidenced by a temporary, conditional or permanent certificate of completion. The date of the certificate of completion may be the date that it is processed, rather than the date of the municipality’s inspection and approval. The Expansion Space Commencement Date is targeted to be January 1, 2020. If the Expansion Space Commencement Date is not January 1, 2020, the parties shall enter an amendment to the Lease documenting the actual Expansion Space Commencement Date and adjusting any other dates as necessary. If the Expansion Space Commencement Date is not January 1, 2020, due to Tenant Delays as defined in the attached Exhibit B, Tenant’s Base Rent obligation shall commence on January 1, 2020, in accordance with the Base Rent chart provided in this Agreement, but Tenant’s right to occupy Expansion Space shall not occur until a certificate of occupancy is issued.

4. Tenant Improvements. The attached Exhibit B and B-1 are incorporated into the Lease for the purpose of making improvements to the Expansion Space.

5. First Offer Right. Exhibit H to the Lease, entitled First Offer Right, is deleted and replaced with the attached Exhibit H (First Offer Right).

6. Brokerage. Landlord and Tenant each represent to the other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Agreement except for Capital Associates Management, LLC, Landlord’s broker. No commission or fee is due to Landlord’s broker with respect to this Agreement.

7. Affirmation of Lease. Except as expressly modified in this Agreement, the original terms and conditions of the Lease remain in full force and effect. Capitalized terms used in this Agreement but not defined have the definition given them in the Lease.

8. Binding Agreement. This Agreement is binding upon Landlord and Tenant, and their legal representatives, successors and permitted assigns. This Agreement inures to the benefit of Landlord and Tenant, and their representatives, successors and permitted assigns.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

9. Counterparts and Electronic Signatures. This Agreement may be signed in counterparts. Each counterpart is considered an original and when taken together one and the same agreement. Signatures of this Agreement that are transmitted by electronic mail, facsimile or similar means are valid.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this instrument to be signed by their duly authorized representatives, on the day and year first above written.

LANDLORD:

Phoenix Limited Partnership of Raleigh, a Delaware limited partnership

By:	Acquisition Group Inc., Its Managing General Partner

By:	[***]
[***]

TENANT:

Phreesia, Inc., a Delaware corporation

By:	/s/ Thomas Altier
Name:	Thomas Altier
Title:	CFO

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

EXHIBIT A

THE EXPANSION SPACE

434 Fayetteville Street

Raleigh, North Carolina 27601

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

EXHIBIT A-1

THE LEASED PREMISES

434 Fayetteville Street, Suite 1400

Raleigh, North Carolina 27601

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

EXHIBIT B

WORKLETTER

1)

Existing Condition and Tenant Improvements. The condition of the Leased Premises as of the date of this Lease, as is and with all faults, shall be deemed the “Existing Condition”. All demolition of and improvements made to the Existing Condition of the Expansion Space in accordance with the Schematic Space Plan and Plans (both defined below) shall be deemed the “Tenant Improvements”.

2)

Allowance. Landlord shall provide Tenant with a tenant improvement allowance in the amount not to exceed [***] (or [***] per Expansion Space square foot) (the “Allowance”), to pay for the costs and expenses incurred by Landlord for the design and construction of the Tenant Improvements. The costs and expenses shall include, but not be limited to, the costs and expenses of any (i) design and construction services related to architectural, plumbing, mechanical and electrical trades, (ii) demolition work, and (iii) construction administration services provided by Landlord’s architect and consulting engineers. Costs and expenses shall also include a construction management fee for Landlord of [***] of the total cost of the Tenant Improvements and all costs associated with any contractor’s general conditions, permits (including any new or changes to development, facility or transportation impact fees), taxes, insurance and fees.

3)

Design. Landlord shall cause an architect and one or more engineers, each of whom shall be designated by Landlord in its sole discretion, to consult with Tenant and to prepare architectural, plumbing, mechanical and electrical plans that are (i) consistent with the “Schematic Space Plan” for the Expansion Space, which is attached hereto as Exhibit B-l, (ii) sufficiently detailed for pricing, approval and construction of the Tenant Improvements, and (iii) subject to Landlord’s approval, in its sole discretion (the “Detailed Plans”). All millwork, partitions, doors, hardware, ceiling tile, window coverings, plumbing, HVAC, lighting fixtures, switches, outlets and life safety items shall be designed in Landlord’s standard manner. Carpet and paint shall be selected and designed in Landlord’s standard manner and from Landlord’s standard finishes, unless otherwise agreed to by Landlord, in accordance with Section 4 herein. Landlord intends to reuse existing materials to the extent possible, including doors, frames, hardware, lights, ceiling tile and millwork. Tenant shall furnish to Landlord all other information and technical data reasonably necessary for the preparation of the Detailed Plans within five (5) days of Landlord’s request therefor, or as otherwise agreed to by Tenant and Landlord, so as not to delay the design, pricing, approval and construction of the Tenant Improvements by the Target Commencement Date. Tenant has authorized Amy Van Duyn (“Tenant’s Representative”) to represent Tenant for all purposes related to the design and construction of the Tenant Improvements, including approval of the Plans and any Change Orders (as defined below), and approval by Tenant’s Representative shall constitute approval by Tenant.

4)

Approval of Plans and Cost. Landlord shall cause a general contractor or contractors designated by Landlord, at its sole discretion, to prepare detailed pricing of construction of the Tenant Improvements pursuant to the Detailed Plans. Landlord shall submit to Tenant for Tenant’s approval (i) the Detailed Plans and (ii) an itemized cost statement of all design and construction costs related to the Tenant Improvements (the “Cost Statement”). Within five (5) business days after its receipt of the Detailed Plans and Cost Statement, Tenant shall approve the Detailed Plans and the Cost Statement in writing, subject to any modifications or changes in the Detailed Plans requested by Tenant. Landlord, in its sole discretion, shall retain final approval rights for the Detailed Plans. After Tenant’s approval of the Detailed Plans and the Cost Statement, or in the event Tenant does not respond to Landlord within such five (5) business day period, the Detailed Plans and the Cost Statement shall be deemed to be approved by Tenant, and such approved Detailed Plans shall be thereafter deemed the “Plans”. Notwithstanding anything to the contrary contained herein, if the costs and expenses of the Tenant Improvements as

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

approved by Tenant exceed the Allowance, then Tenant shall be obligated to pay for all reasonable excess costs. Landlord shall submit an invoice to Tenant for such excess costs at the time the Detailed Plans and Cost Statement are approved or deemed approved by Tenant, and Tenant shall pay such excess costs as follows: (i) [***] upon receipt of Landlord’s invoice therefor, and (ii) [***] within [***] of receipt of the certificate of completion. If the cost of designing and constructing the Tenant Improvements as approved by Tenant is less than the Allowance, Tenant shall not be entitled to any refund of the unused portion of the Allowance.

5)

Change Orders and Additional Costs. After approval of the Cost Statement by Tenant, additional costs will likely be incurred by Landlord. These costs may include, without limitation, design costs that may not yet have been billed, design costs for selection of finishes, costs for construction clarifications and other construction administration by the architect or engineers, construction changes required by governmental inspectors, and changes to the Plans or actual construction initiated by Tenant. From time to time, Landlord shall update the previously approved Cost Statement to account for the subsequent changes in cost, and Tenant shall promptly pay any cost in excess of the Allowance and not previously paid by Tenant. For changes initiated by Tenant that will revise the previously approved Cost Statement or the construction schedule, a change order (“Change Order”) shall be prepared by Landlord, its architect, or general contractor. Each Change Order shall include information regarding any revisions to the cost and construction schedule, and shall provide sufficient information for evaluation by Landlord, its architect, and Tenant. Before the work detailed on the Change Order proceeds, Tenant’s Representative must approve the Change Order, including any change in cost and time. Tenant shall have [***] to approve each Change Order, unless Landlord grants Tenant more time. If Tenant does not approve the Change Order within the approval period, the Change Order shall be deemed disapproved by Tenant. If the Change Order is not approved or deemed disapproved, Landlord shall not proceed with the work contemplated in the Change Order. If the Change Order is approved and the additional cost exceeds [***], and if requested by Landlord, Tenant shall pay the cost of any such Change Order before Landlord proceeds with the work that is the subject of the Change Order.

6)

Construction. After Tenant (i) approves the Detailed Plans and the Cost Statement, (or if Tenant does not respond to Landlord regarding the Detailed Plans and the Cost Statement, as set forth in Section 4 herein), and (ii) pays any and all costs in excess of the Allowance as set forth in Section 4 herein, then Landlord shall be entitled to cause, and shall cause, the general contractor designated by Landlord to construct the Tenant Improvements in accordance with the Plans and the Cost Statement.

7)	Delay. The Commencement Date, Expiration Date, and commencement of installments of Monthly Base Rent shall not be postponed or delayed as a result of any of the following:

a)	Tenant’s failure to furnish information or consult with Landlord or Landlord’s architects or engineers when requested in order to prepare the Detailed Plans;

b)	Tenant’s failure to approve the Detailed Plans and/or Cost Statement or to pay any excess cost as provided in Sections 4 and 5 herein;

c)	Tenant’s failure during construction to furnish information or consult with Landlord or Landlord’s architects, engineers or contractors when requested in order to complete construction;

d)

Additional time necessary to consider changes, revise the Plans, obtain pricing, and/or prepare other documentation for a Change Order initiated by Tenant, whether or not such Change Order is approved by Tenant, and to construct approved Change Orders; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

e)	Any other delay from any other cause attributable to Tenant, its agents, consultants, contractors, subcontractors or employees.

8)

Tenant’s Access to Expansion Space. Landlord shall permit Tenant and its agents reasonable access to the Expansion Space during normal business hours prior to the Commencement Date for the purpose of installing telephone and computer cabling and equipment and fixtures. Tenant’s right to install equipment and fixtures does not include a general right to move personal property into the Expansion Space before the Expansion Space is inspected for purposes of obtaining a certificate of completeness. Therefore, the right to install equipment and fixtures only is granted to the extent the installation does not interfere or hinder Landlord’s ability to obtain a certificate of completeness for the Expansion Space. Tenant’s entry of the Expansion Space for installation shall not constitute acceptance of the Expansion Space nor Tenant’s acknowledgment of the Commencement Date of the Lease, unless Tenant commences the operation of any portion of its business therein. This right of entry onto the Expansion Space is a license from Landlord to Tenant and is subject to revocation in the event that Tenant or its employees, contractors or agents directly causes or is the cause of any code or governmental violation, labor dispute, delay or damage or otherwise becomes in default of any term, covenant or condition of this Lease as provided in Section 9.01. Prior to Tenant’s access, Tenant shall demonstrate to Landlord that it has obtained the insurance required and is in compliance with Section 8.04 of the Lease. Tenant’s early access shall be subject to the Section 8.05 of the Lease (Waiver of Subrogation) and Section 8.06 of the Lease (Indemnity/Waiver of Liability). Therefore, Tenant agrees to assume all risk of loss or damage to any telephone and computer cabling, equipment and fixtures installed pursuant to this provision and to indemnify and hold Landlord, its contractors, employees or agents harmless for any damage or injury indirectly or directly caused by Tenant’s entry.

9)

Warranties. Landlord shall cause the repair or replacement of any defects in material or workmanship in the Tenant Improvements installed by Landlord for a period of one (1) year after the date of the certificate completion for the Expansion Space, or the duration of any manufacturer’s warranty, whichever is longer, provided Tenant notifies Landlord of such defect as soon as reasonably practicable after the date Tenant discovers such defect. LANDLORD MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, IN CONNECTION WITH THE TENANT IMPROVEMENTS EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 9. Tenant’s sole remedy for the breach of any applicable warranty shall be the remedy set forth in this Section 9. Tenant agrees that no other remedy, including without limitation, incidental or consequential damages for lost profits, injury to person or property or any other incidental or consequential loss, shall be available to Tenant.

10)

Compliance with Certain Requirements. At any time before, during, and after construction, Landlord shall have the right to require changes to the Plans and construction in order to comply with applicable building codes, other governmental requirements, and insurance requirements. Neither Landlord’s nor Tenant’s approval of the Plans is a warranty that the Plans comply with applicable building codes, other governmental requirements, and insurance requirements.

11)

Liability. The architects and engineers are responsible for completing the Plans in accordance with applicable, laws, rules and regulations, including the local building code, and in a manner that is consistent with Tenant’s intended use. The contractor is responsible for completing the Tenant Improvements in accordance with the Plans. The architects and engineers and contractor are responsible if the Tenant Improvements are not completed in accordance with applicable laws, rules and regulations or Tenant’s intended use.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

EXHIBIT B-1

SCHEMATIC SPACE PLAN

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

EXHIBIT H

FIRST OFFER RIGHT

Landlord grants Tenant a right (this “First Offer Right”) to all of Suite 1500, containing 14,205 square feet, Suite 1510 containing 1,588 square feet, Suite 1605 containing 1,520 square feet, Suite 1640 containing 1,662 feet, Suite 1650 containing 2,816 square feet, Suite 1600 containing 2,371 square feet, Suite 1610 containing 3,250 square feet and Suite 1620 containing 4,027 square feet, as shown on the attached Exhibit H-1.

1. This First Offer Right is granted to Tenant provided: (i) Tenant is not and has never been in default of this Lease, (ii) the Leased Premises contain at least 16,120 square feet, (iii) Tenant continuously occupies the Leased Premises, and (iv) Tenant has not assigned the Lease nor subleased all or a portion of the Leased Premises.

2. This First Offer Right is subject to the prior rights of third parties, which shall be delineated in writing by Landlord to Tenant at the time of the communication of the First Offer Right. In addition, prior to the communication of the First Offer Right, Landlord reserves the right to continue to lease the Space to the tenant, assignee or subtenant occupying the Space.

3. If the Space becomes vacant and available, Landlord shall provide Tenant with notice. Landlord’s notice may require that the Space be leased promptly. If there is a prospective tenant interested in leasing space that includes but is greater than the Space, Tenant must lease all of the space being considered for lease by the third-party, as well as the Space. The terms for the lease of the additional space shall be as provided for in this Exhibit.

4. If Tenant elects to lease the Space, exercising its First Offer Right, Tenant shall provide Landlord with notice of its election within ten (10) days of the date of Landlord’s notice. The parties shall then have thirty (30) days from the date of Tenant’s election notice to enter into an amendment documenting the lease of the Space by Tenant.

5. Tenant shall accept the Space “AS IS” and will lease the Space at the Market Base Rent Rate, defined below, subject to Tenant Improvements negotiated between Tenant and Landlord. The lease of the Space shall commence as agreed by the parties, but no later than 60 days after Tenant’s receipt of Landlord’s notice (the “Space Commencement Date”). The lease of the Space shall expire on the later of: (i) the Expiration Date, or (ii) three years from the Space Commencement Date. If (ii) applies, the lease for the remainder of the Leased Premises shall also be extended so that the lease for all space expires on the same date.

6. If Tenant does not respond to Landlord’s notice within the 10 day period or provides Landlord with notice that Tenant does not elect to lease the Space, or if Landlord and Tenant, working in good-faith, fail to enter into an amendment to the Lease with regard to the Space or Tenant Improvements for the Space within the thirty (30) day period, then this First Offer Right shall automatically terminate, Landlord may lease the Space to others, and Tenant shall have no further rights to lease the Space. If Tenant’s right to the Space terminates as a result of Tenant’s failure to sign an amendment within the thirty (30) day period, Tenant shall be responsible for any provable damage, to Landlord resulting from Tenant’s exercise of the First Offer Right and resulting termination.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

7. “Market Base Rent Rate” means the annual rental rate then being charged in the greater downtown Raleigh, North Carolina sub-market, as reasonably determined by Landlord with reference to other rent for similar office space comparable to the space for which the Market Base Rent Rate is being determined (taking into consideration, but not limited to, use, location and floor level within the applicable building, definition of rentable area, leasehold improvements provided, quality and location of the applicable building, rental concessions such as abatements or Lease assumptions) and the time the particular rate under consideration became effective), and in no event less than then Rent per square foot for the Leased Premises. It is agreed that bona fide written offers to lease the Leased Premises or comparable space made to Landlord by third parties (at arm’s-length) may be used by Landlord as an indication of Market Base Rent Rate.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS

BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED.

EXHIBIT H-1

THE SPACE

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